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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                 FORM 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               February 15, 2000
                 --------------------------------------------
               Date of Report (Date of earliest event reported)


                Community Trust Financial Services Corporation
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)



     Georgia                          0-19030                  58-1856582
     -------                          -------                  ----------
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
of incorporation)                                          Identification No.)


3844 Atlanta Highway, Hiram, Georgia                             30141
------------------------------------                          ----------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code  (770) 445-1014
                                                    --------------



                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events
---------------------

     On February 15, 2000, the board of directors of Community Trust Financial Services Corporation declared a cash dividend of four cents per share to shareholders on record of March 10, payable on April 7, 2000.


Item 7.  Exhibits
-----------------

 99.1 Form of Press Release, dated February 15, 2000. See Exhibit Index on page 4 hereof.

 99.2 Letter dated February 18, 2000 was mailed by the President to all stockholders.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Community Trust Financial Services Corporation



February 18, 2000              /s/ Angel Byrd
-----------------              --------------
Date                           By: Angel Byrd

                               Title: Controller
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                                 EXHIBIT INDEX


Exhibit No.                 Description                     Page No.
--------------------  -----------------------               --------

     99.1             Form of Press Release,                   4
                      Dated February 15, 2000

     99.2             Letter to Shareholder                    5
                      Dated February 18, 2000